                                                                  Exhibit 10.4

           THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THE SECURITIES EVIDENCED HEREBY, NOR ANY INTEREST THEREIN,
           MAY BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED OR OTHERWISE
              DISPOSED OF UNLESS EITHER (I) THERE IS AN EFFECTIVE
            REGISTRATION STATEMENT UNDER SAID ACT AND LAWS RELATING
           THERETO OR (II) THE BORROWERS HAVE RECEIVED AN OPINION OF
             COUNSEL, REASONABLY SATISFACTORY IN FORM AND SUBSTANCE
             TO THE BORROWERS, STATING THAT SUCH REGISTRATION IS NOT
                                   REQUIRED.


                             THE CERPLEX GROUP, INC.
                                  CERPLEX, INC.
                         AURORA ELECTRONICS GROUP, INC.

                          10% Senior Subordinated Note

$1,000,000                                                    February 26, 1999


                  THE CERPLEX GROUP, INC., a Delaware corporation ("Parent"), CERPLEX, INC., a Delaware corporation and wholly-owned subsidiary of Parent ("Cerplex"), and AURORA ELECTRONICS GROUP, INC., a California corporation and wholly-owned subsidiary of Parent ("AEG," and collectively with Parent and Cerplex, the "Borrowers"), for value received, hereby jointly and severally promise to pay to Welsh, Carson, Anderson & Stowe VII, L.P. or its registered assigns, the principal sum of ONE MILLION DOLLARS ($1,000,000) on FEBRUARY 26, 2000 (subject to applicable restrictions set forth in Section 15 hereof), and to pay interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum on March 30, 1999 and on the date the outstanding principal amount hereof shall have become due and payable in full, whether at maturity or by acceleration or otherwise. If the principal amount hereof shall not be paid when the same shall have become due and payable in full, whether at maturity or by acceleration or otherwise, then such overdue principal amount and (to the extent permitted by applicable law) any overdue interest shall thereupon bear interest at the rate of 12% per annum until paid in full.

                  All payments of principal and interest on this Note shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for


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payment of public and private debts, and shall be made at the offices of the person deemed the holder hereof in accordance with Section 4 below.

                  For purposes of this Note, "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday under the laws of the State of New York or the State of California.

                  1. UNSECURED NOTE. The indebtedness evidenced by this Note shall at all times be unsecured.

                  2. TRANSFER, ETC. OF NOTES. The Borrowers shall keep at the office or agency maintained as provided in paragraph (a) of Section 9 a register in which the Borrowers shall provide for the registration of this Note and for the registration of transfer and exchange of this Note. The holder of this Note may, at its option, and either in person or by duly authorized attorney, surrender the same for registration of transfer or exchange at the office or agency of the Borrowers maintained as provided in paragraph (a) of Section 9, and, without expense to such holder (except for taxes or governmental charges imposed in connection therewith), receive in exchange therefor a Note or Notes each in such denomination or denominations as such holder may request, dated as of the date to which interest has been paid on the Note or Notes so surrendered for transfer or exchange, for the same aggregate principal amount as the then unpaid principal amount of the Note or Notes so surrendered for transfer or exchange, and registered in the name of such person or persons as may be designated by such holder. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or shall be accompanied by a written instrument of transfer, satisfactory in form to the Borrowers, duly executed by the holder of such Note or his attorney duly authorized in writing. Every Note so made and delivered in exchange for this Note shall in all other respects be in the same form and have the same terms as this Note. No transfer or exchange of any Note shall be valid unless made in the foregoing manner at such office or agency.

                  3. LOSS, THEFT, DESTRUCTION OR MUTILATION OF NOTE. Upon receipt of evidence satisfactory to the Borrowers of the loss, theft, destruction or mutilation of this Note, and, in the case of any such loss, theft or destruction, upon receipt of an affidavit of loss and indemnity from the holder hereof reasonably satisfactory to the Borrowers, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Borrowers will make and deliver, in lieu of this Note, a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on this Note.

                  4. PERSONS DEEMED OWNERS; HOLDERS. The Borrowers may deem and treat the person in whose name this Note is registered as the owner and holder of this Note for the purpose of receiving payment of principal of and interest on this Note and for all other purposes whatsoever, whether or not this Note shall be overdue. With respect to any Note at any time



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outstanding, the term "holder", as used herein, shall be deemed to mean the person in whose name such Note is registered as aforesaid at such time.

                  5. PREPAYMENTS. Subject to any applicable restrictions contained in the Loan Agreement (as hereinafter defined), upon notice given as provided in Section 6 the Borrowers may, at their option, prepay all or any portion of this Note, at the principal amount thereof so to be prepaid, together with interest accrued thereon to the date fixed for such prepayment.

                  6. NOTICE OF PREPAYMENT AND OTHER NOTICES. The Borrowers shall give written notice to the holder of this Note of any prepayment of this Note or any portion hereof pursuant to Section 5 not less than 10 nor more than 60 days prior to the date fixed for such prepayment. Such notice of prepayment and all other notices to be given to any holder of this Note shall be given by registered or certified mail to the person in whose name this Note is registered at its address designated on the register maintained by the Borrowers on the date of mailing such notice of prepayment or other notice. Upon notice of prepayment being given as aforesaid, the Borrowers covenant and agree that they will, subject to obtaining the prior written consent referred to in Section 5, prepay, on the date therein fixed for prepayment, this Note or the portion hereof, as the case may be, so called for prepayment, at the principal amount thereof so called for prepayment together with interest accrued thereon to the date fixed for such prepayment.

                  7. INTEREST AFTER DATE FIXED FOR PREPAYMENT. If this Note or a portion hereof is called for prepayment as herein provided, this Note or such portion shall cease to bear interest on and after the date fixed for such prepayment unless, upon presentation for such purpose, the Borrowers shall fail to pay this Note or such portion, as the case may be, in which event this Note or such portion, as the case may be, and, so far as may be lawful, any overdue installment of interest, shall bear interest on and after the date fixed for such prepayment and until paid at the rate PER ANNUM provided herein for overdue principal.

                  8. SURRENDER OF NOTES; NOTATION THEREON. Upon any prepayment of a portion of the principal amount of this Note, the holder hereof, at its option, may require the Borrowers to execute and deliver at the expense of the Borrowers (except for taxes or governmental charges imposed in connection therewith), upon surrender of this Note, a new Note registered in the name of such person or persons as may be designated by such holder for the principal amount of this Note then remaining unpaid, dated as of the date to which interest has been paid on the principal amount of this Note then remaining unpaid, or may present this Note to the Borrowers for notation hereon of the payment of the portion of the principal amount of this Note so prepaid.

                  9. COVENANTS. The Borrowers covenant and agree that, so long as this Note shall be outstanding:


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                  (a) MAINTENANCE OF OFFICE. The Borrowers will maintain an
         office or agency in such place in the United States of America as the Borrowers may designate in writing to the registered holder hereof, where this Note may be presented for registration of transfer and exchange as herein provided, where notices and demands to or upon the Borrowers in respect of this Note may be served and where, at the option of the holder thereof, this Note may be presented for payment. Until the Borrowers otherwise notify the holder of this Note, said office shall be the principal office of Parent at 1382 Bell Avenue, Tustin, California 92780.

                  (b) CORPORATE EXISTENCE. Each of the Borrowers will do or cause to be done all things necessary and lawful to preserve and keep in full force and effect its corporate existence, rights and franchises and the corporate or partnership existence, rights and franchises of each of its subsidiaries; PROVIDED, HOWEVER, that nothing in this paragraph (b) shall prevent the abandonment or termination of any rights or franchises of any Borrower, or the liquidation or dissolution of, or a sale, transfer or disposition (whether through merger, consolidation, sale or otherwise) of all or any substantial part of the property and assets of, any subsidiary or the abandonment or termination of the corporate or partnership existence, rights and franchises of any subsidiary if such abandonment, termination, liquidation, dissolution, sale, transfer or disposition is, in the good faith business judgment of the Borrowers, in the best interests of the Borrowers and is not disadvantageous in any material respect to the holder of this Note.

                  (c) NOTICE OF DEFAULT. If any one or more events which constitute, or which with notice or lapse of time or both would constitute, an Event of Default under Section 11 of this Note shall occur, or if the holder of this Note shall demand payment or take any other action permitted upon the occurrence of any such Event of Default, the Borrowers shall, immediately after they become aware that any such event has occurred or that such demand has been made or that any such action has been taken, give notice to the holder of this Note, specifying the nature of such event or of such demand or action, as the case may be; PROVIDED, HOWEVER, that if such event, in the good faith judgment of the Borrowers, will be cured within ten days after the Borrowers have knowledge that such event would, with or without notice or lapse of time or both, constitute such an Event of Default, no such notice need be given if such Event of Default shall be cured within such ten-day period.

                  (d) MERGER OR CONSOLIDATION. If any Borrower shall effect a merger or consolidation in which it is not the surviving entity, then the Borrowers shall take such action as may be necessary, as a condition to consummating such transaction, to cause the surviving entity to assume all of such Borrower's obligations under this Note, as if such entity had been the original issuer thereof, and such entity shall acknowledge in writing its obligation to fully and timely honor such Borrower's obligations under this Note.



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


                  (e) OPTIONAL PREPAYMENTS OF DEBT. Other than with respect to Senior Indebtedness (as hereinafter defined), the Borrowers will not make any optional prepayment of any indebtedness for borrowed money, prior to the repayment in full of this Note.

                  10. MODIFICATION; WAIVER. The Borrowers may, with the written consent of the holder of this Note, modify the terms and provisions of this Note or the rights of the holder of this Note or the obligations of the Borrowers thereunder, and the observance by the Borrowers of any term or provision of this Note may be waived with the written consent of the holder of this Note. Any such modification or waiver shall be binding upon any future holder of this Note and upon the Borrowers, whether or not this Note shall have been marked to indicate such modification or waiver, but any Note issued thereafter shall bear a notation referring to any such modification or waiver.

                  11. EVENTS OF DEFAULT. If any one or more of the following events, herein called Events of Default, shall occur, for any reason whatsoever, and whether such occurrence shall, on the part of the Borrowers or any subsidiary, be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of a court of competent jurisdiction or any order, rule or regulation of any administrative or other governmental authority, and such Event of Default shall be continuing:

                  (a) default shall be made in the payment of the principal when and as the same shall become due and payable, whether on demand (to the extent demand is permitted to be made under Section 15 hereof) or at a date fixed for prepayment or by acceleration or otherwise; or

                  (b) default shall be made in the due observance or performance of any other covenant, condition or agreement on the part of the Borrowers to be observed or performed pursuant to the terms hereof and such default shall continue for 30 days after written notice thereof, specifying such default and requesting that the same be remedied, shall have been given to the Borrowers by the holder of this Note; or

                  (c) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of any Borrower or any subsidiary in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar laws, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of any Borrower or any subsidiary or for any substantial part of any of their property, or ordering the winding-up or liquidation of any of their affairs and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or



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                  (d) the commencement by any Borrower or any subsidiary of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar laws, or the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of any Borrower or any Subsidiary or for any substantial part of their property, or the making by any of them of any assignment for the benefit of creditors, or the failure of the Borrowers or any Subsidiary generally to pay its debts as such debts become due;

then the holder of this Note may, at its option, by notice to the Borrowers, declare this Note to be forthwith due and payable together with interest accrued thereon without presentment, demand, protest or further notice of any kind, all of which are expressly waived to the extent permitted by law.

                  At any time after any declaration of acceleration as to this Note has been made as provided in this Section 11, the holder of this Note may rescind such declaration and its consequences, if (i) the Borrowers have paid all overdue installments of interest on this Note and all principal that has become due otherwise than by such declaration of acceleration and (ii) all other defaults and Events of Default (other than nonpayments of principal and interest that have become due solely by reason of acceleration) shall have been remedied or cured or shall have been waived pursuant to this paragraph; PROVIDED, HOWEVER, that no such rescission shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereon.

                  12. SUITS FOR ENFORCEMENT. Subject to the provisions of
Section 15 of this Note, in case any one or more of the Events of Default specified in Section 11 of this Note shall occur and be continuing, the holder of this Note may proceed to protect and enforce its rights by suit in equity, action at law and/or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the holder of this Note.

                  In case of any default under this Note, the Borrowers will pay to the holder thereof such amounts as shall be sufficient to cover the reasonable costs and expenses of such holder due to said default, including, without limitation, collection costs and reasonable attorneys' fees, to the extent actually incurred.

                  13. REMEDIES CUMULATIVE. No remedy herein conferred upon the holder of this Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.



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                  14. REMEDIES NOT WAIVED. No course of dealing between the
Borrowers and the holder of this Note or any delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of any right of any holder of this Note.

                  15. SUBORDINATION. (a) Anything contained in this Note to the contrary notwithstanding, the indebtedness evidenced by this Note shall be subordinate and junior, to the extent set forth in the following paragraphs (A),
(B), (C) and (D), to all Senior Indebtedness of the Borrowers. "Senior Indebtedness" shall mean the principal of, premium, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law and including any loans made to any Borrower as a debtor in possession in any bankruptcy proceeding by any persons who were the holders of any Senior Indebtedness on the date such bankruptcy proceeding was commenced) on, and all reasonable fees, reimbursement and indemnity obligations, and all other obligations arising in connection with, any indebtedness for borrowed money of any Borrower, contingent or otherwise, now outstanding or created, incurred, issued, assumed or guaranteed in the future, except for all indebtedness of any Borrower due to Cerplex SAS. Without limiting the generality of the foregoing, Senior Indebtedness shall include all Obligations (under and as defined in the Loan Agreement), including, without limitation, any obligations of any of the Borrowers under any guaranties in favor of the Senior Lender (as hereinafter defined); notwithstanding the foregoing, Senior Indebtedness shall include only such Obligations until such time as the same are paid in full in cash and all obligations to provide financial accommodations under the Loan Agreement have terminated. For purposes of this Note, "Loan Agreement" shall mean the Loan and Security Agreement, dated as of April 30, 1998, as amended or otherwise modified, among the Borrowers, the other borrowers named therein and Greyrock Business Credit, a Division of NationsCredit Commercial Corporation (the "Senior Lender"), together with any agreement entered into in connection with the restatement, renewal, extension, restructuring, refunding or refinancing of the obligations under such loan agreement. Notwithstanding anything herein to the contrary (and without limiting any of the other provisions hereof), notwithstanding any default or event of default with respect to the subordinated debt evidenced by this Note, the holder of this Note will take no action to accelerate or enforce this Note or any rights or remedies relating thereto against the Borrowers (including without limitation the commencement of, or joining in, any involuntary bankruptcy petition or similar judicial proceeding against the Borrowers) until the expiration of six months after written notice of default is given by the holder to the Senior Lender.

                  (A) In the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Borrowers or their respective creditors or property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Borrowers, whether or not involving insolvency or bankruptcy proceedings, then all Senior Indebtedness shall first be paid in full in cash and all obligations to provide financial



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         accommodations under the Loan Agreement have terminated, before any payment, whether on account of principal, interest or otherwise, is made upon the Notes.

                  (B) In any of the proceedings referred to in paragraph (A) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations which may be payable or deliverable in respect of the Notes shall be paid or delivered directly to the holders of Senior Indebtedness for application in payment thereof, unless and until all Senior Indebtedness shall have been paid in full in cash and all obligations to provide financial accommodations under the Loan Agreement have terminated.

                  (C) No payment shall be made, directly or indirectly, on account of the Notes (i) upon maturity of any Senior Indebtedness obligation, by lapse of time, acceleration (unless waived), or otherwise, unless and until all principal thereof and interest thereon and all other obligations in respect thereof shall first be paid in full in cash and all obligations to provide financial accommodations under the Loan Agreement have terminated, or (ii) upon the happening of any default in payment of any principal of, premium, if any, or interest on or any other amounts payable in respect of Senior Indebtedness when the same becomes due and payable whether at maturity or at a date fixed for prepayment or by declaration or otherwise (a "Senior Payment Default"), unless and until such Senior Payment Default shall have been cured or waived or shall have ceased to exist.

                  (D) Upon the happening of an event of default (other than described in clause (A), (B) or (C) above) with respect to any Senior Indebtedness permitting (after notice or lapse of time or both) one or more holders of such Senior Indebtedness (or, in the case of the Loan Agreement, the Senior Lender) to declare such Senior Indebtedness due and payable prior to the date on which it is otherwise due and payable (a "Nonmonetary Default"), upon the occurrence of (i) receipt by the holder of this Note of written notice from the holders of said Senior Indebtedness (or, in the case of the Loan Agreement, the Senior Lender) of a Nonmonetary Default (any such notice, a "Blockage Notice"), or
         (ii) if such Nonmonetary Default results from the acceleration of this Note, the date of such acceleration; then (x) the Borrowers will not make, directly or indirectly, to the holder of this Note any payment of any kind of or on account of this Note; (y) the holder of this Note will not accept from the Borrowers any payment of any kind of or on account of this Note and (z) the holder of this Note may not take, demand, receive, sue for, accelerate or commence any remedial proceedings with respect to any amount payable under this Note, unless and until in each case described in clauses (x), (y) and (z) all such Senior Indebtedness shall have been paid in full in cash and all obligations to provide financial accommodations under the Loan Agreement have terminated; PROVIDED, HOWEVER, that if such Nonmonetary Default shall have occurred and be continuing for a period (a "Blockage Period") commencing on the earlier of the date of receipt of such Blockage Notice or the date of the acceleration of this Note and ending 179 days thereafter (it being understood that not more than one Blockage Period may be commenced with respect to



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         this Note during any period of 360 consecutive days), and during such
         Blockage Period (i) such Nonmonetary Default shall not have been cured or waived, (ii) the holder of such Senior Indebtedness (or, in the case of the Loan Agreement, the Senior Lender) shall not have made a demand for payment and commenced an action, suit or other proceeding against the Borrowers and (iii) none of the events described in subsection (A) above shall have occurred, then (to the extent not otherwise prohibited by subsections (A), (B) or (C) above) the Borrowers may, not less than 10 days after receipt by the holders of such Senior Indebtedness or the Senior Lender, as the case may be, of written notice to such effect from the holder of this Note, make and the holder of this Note may accept from the Borrowers all past due and current payments of any kind of or on account of this Note, and such holder may demand, receive, retain, sue for or otherwise seek enforcement or collection of all amounts payable on account of principal of or interest on this Note.

                  (b) Subject to the payment in full in cash of all Senior Indebtedness as aforesaid and the termination of all obligations to provide financial accommodations under the Loan Agreement, the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable to the holders of Senior Indebtedness, until the principal of, and interest on, this Note shall be paid in full in cash, and, as between the Borrowers, their creditors other than the holders of Senior Indebtedness, and the holders of this Note, no such payment or distribution made to the holders of Senior Indebtedness by virtue of this Section 15 which otherwise would have been made to the holder of this Note shall be deemed a payment by the Borrowers on account of the Senior Indebtedness, it being understood that the provisions of this Section 15 are and are intended solely for the purposes of defining the relative rights of the holder of this Note, on the one hand, and the holder of the Senior Indebtedness, on the other hand. Subject to the rights, if any, under this Section 15 of holders of Senior Indebtedness to receive cash, property, stock or obligations otherwise payable or deliverable to the holder of this Note, nothing herein shall either impair, as between the Borrowers and the holder of this Note, the obligation of the Borrowers, which is unconditional and absolute, to pay to the holder thereof the principal thereof and interest thereon in accordance with its terms or prevent (except as otherwise specified therein) the holder of this Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder.

                  (c) If any payment or distribution of any character or any security, whether in cash, securities or other property, shall be received by any holder of this Note in contravention of any of the terms hereof or before all the Senior Indebtedness obligations have been paid in full in cash and all obligations to provide financial accommodations under the Loan Agreement have terminated, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary



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to pay all such Senior Indebtedness in full in cash. In the event of the failure of any such holder to endorse or assign any such payment, distribution or security, each holder of any Senior Indebtedness is hereby irrevocably authorized to endorse or assign the name.

                  (d) The rights under these subordination provisions of the holders of any Senior Indebtedness as against any holders of the Notes shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                  1. any act or failure to act on the part of the Borrowers; or

                  2. any extension or indulgence in respect of any payment or prepayment of any Senior Indebtedness or any part thereof or in respect of any other amount payable to any holder of any Senior Indebtedness; or

                  3. any amendment, modification or waiver of, or addition or supplement to, or deletion from, or compromise, release, consent or other action in respect of, any of the terms of any Senior Indebtedness or any other agreement which may be made relating to any Senior Indebtedness; or

                  4. any exercise or non-exercise by the holder of any Senior Indebtedness of any right, power, privilege or remedy under or in respect of such Senior Indebtedness or these subordination provisions or any waiver of any such right, power, privilege or remedy or of any default in respect of such Senior Indebtedness or these subordination provisions or any receipt by the holder of any Senior Indebtedness of any security, or any failure by such holder to perfect a security interest in, or any release by such holder of, any security for the payment of such Senior Indebtedness; or

                  5. any merger or consolidation of any Borrower or any of its subsidiaries into or with any other person, or any sale, lease or transfer of any or all of the assets of any Borrower or any of its subsidiaries to any other person; or

                  6. absence of any notice to, or knowledge by, any holder of any claim hereunder of the existence or occurrence of any of the matters or events set forth in the foregoing clauses (1) through (5); or

                  7. any other circumstance.

                  (e) The holder of this Note unconditionally waives (i) notice of any of the matters referred to in Section 15(d); (ii) all notices which may be required, whether by statute, rule of law or otherwise, to preserve intact any rights of any holder of any Senior Indebtedness, including, without limitation, any demand, presentment and protest, proof of notice of nonpayment under any Senior Indebtedness or the Loan Agreement, and notice of any failure on the part of the


                                       10
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Borrowers to perform and comply with any covenant, agreement, term or condition of any Senior Indebtedness, (iii) any right to the enforcement, assertion or exercise by any holder of any Senior Indebtedness of any right, power, privilege or remedy conferred in such Senior Indebtedness or otherwise, (iv) any requirements of diligence on the part of any holder of any of the Senior Indebtedness, (v) any requirement on the part of any holder of any Senior Indebtedness to mitigate damages resulting from any default under such Senior Indebtedness and (vi) any notice of any sale, transfer or other disposition of any Senior Indebtedness by any holder thereof.

                  (f) The obligations of the holder under these subordination provisions shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness, or any other payment to any holder of any Senior Indebtedness in its capacity as such, is rescinded or must otherwise be restored or returned by the holder of such Senior Indebtedness upon the occurrence of any proceeding referred to in paragraph 15(a)(A) or upon or as a result of the appoint of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrowers or any substantial part of their property or otherwise, all as though such payment had not been made.

                  (g) Notwithstanding anything to the contrary herein, the Borrowers shall not at any time offer (and the holder hereof shall not at any time accept) (i) any pledge of collateral or (ii) any guaranty by any parent or subsidiary of any Borrower, in each case with respect to the obligations of any Borrower under this Note.

                  16. COVENANTS BIND SUCCESSORS AND ASSIGNS. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Borrowers shall bind their respective successors and assigns, whether so expressed or not.

                  17. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                  18. HEADINGS. The headings of the Sections and paragraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

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                                       11

                  IN WITNESS WHEREOF, each of the Borrowers has caused this Note to be signed in its corporate name by one of its officers thereunto duly authorized and to be dated as of the day and year first above written.


                                       THE CERPLEX GROUP, INC.


                                       By:
                                           ----------------------------------
                                       Name:
                                       Title:


                                       CERPLEX, INC.


                                       By:
                                           ----------------------------------
                                       Name:
                                       Title:


                                       AURORA ELECTRONICS GROUP, INC.


                                       By:
                                           ----------------------------------
                                       Name:
                                       Title: